UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2021

LeMaitre Vascular, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33092

Delaware	04-2825458
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

63 Second Avenue
Burlington, MA 01803
(Address of principal executive offices, including zip code)

781-221-2266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12c-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

 Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, $0.01 par value per share	LMAT	The Nasdaq Global Market

Item 2.02. Results of Operations and Financial Condition.

On February 25, 2021, LeMaitre Vascular, Inc. (the “Company”) issued a press release regarding its preliminary financial and operational results for the quarter ended December 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Report.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Company is providing the following regulatory update.

Due to the abrupt exit by its prior notified body (NB) from medical device CE marking, the Company needed six CE marks to be reissued. In Q3 2020, the Company engaged two additional NBs to accelerate the CE marking process. In February 2021, one of these NBs, SGS, issued a CE mark for LifeSpan, issued an Annex II certificate and successfully closed its audit of the Company’s quality management system. In light of these actions, the Company now expects SGS will issue three additional CE marks by May 2021 for FlexCel carotid shunts, Pruitt F3 carotid shunts and AnastoClips. The Company continues to pursue the other two CE marks for XenoSure and AlboGraft in hopes that they will issue by May 2021.

Devices representing 99% of Q4 2020 sales in Europe/Middle East/Africa (EMEA) are currently available to EMEA hospitals through valid CE marks (58% of EMEA sales), temporary country-specific derogations (22% of EMEA sales), or sufficient CE-marked inventory (19% of EMEA sales). EMEA sales accounted for 29% of the Company’s worldwide sales and 26% of its gross profit in Q4 2020.

Separately, the Company’s quality management system was audited by one of its NBs, TUV SUD, in Q4 2020 as part of the XenoSure/AlboGraft CE marking process, and that audit remains open. Approximately 20% of the findings in that audit have been accepted by TUV SUD, and the Company is currently engaged in a dialog with TUV SUD to try to resolve the outstanding findings. Issuance of CE marks for XenoSure and AlboGraft depends on a successful audit closure as well as product approvals. Together, XenoSure and AlboGraft accounted for 22% of EMEA sales in Q4 2020. Retention of other CE marks previously issued by TUV SUD might also depend on a successful audit closure, representing 42% of sales.

Simultaneously, TUV SUD audited the Company for the purposes of issuance of a Medical Device Single Audit Program (MDSAP) certificate. In January, TUV SUD determined not to issue this certificate. However, LeMaitre promptly engaged SGS to undertake a new MDSAP audit. The in-person part of the new audit ended on February 25, 2021, with a recommendation for approval. As a result, LeMaitre expects successful issuance of an MDSAP certificate by March 15, 2021. The Company does not expect any sales impact in any geography from its MDSAP inactive status, and MDSAP status does not apply to European regulatory approvals.

If any or all of the CE marks referred to above are not reissued, or if the Q4 2020 TUV open audit is not successfully closed, then the Company could lose its ability to sell some of its devices. The Company believes it can partially mitigate the impact of these potential issues through a combination of supplementary inventory production, additional/extended derogations, and engaging new NBs.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this report regarding the Company's business that are not historical facts may be "forward-looking statements" that involve risks and uncertainties. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties that could cause actual results to differ from the results expected, including, but not limited to, the status of our global regulatory approvals and compliance with foreign regulatory requirements to market and sell our products outside the United States; the duration of the lapse in CE mark approval for certain of our devices; the closure of an audit by one of our notified bodies in support of the issuance and/or maintenance of CE marks covering certain of our products or the failure of such audit to be successfully closed; the duration and severity of the impact of COVID-19 on the global economy, our customers, our suppliers and our company; the risk of significant fluctuations in our quarterly and annual results due to numerous factors; the risk that assumptions about the market for the Company’s products and the productivity of the Company’s direct sales force and distributors may not be correct; the risk that we may not be able to maintain our recent levels of profitability; the risk that the Company may not realize the anticipated benefits of its strategic activities; risks related to the integration of acquisition targets; the acceleration or deceleration of product growth rates; risks related to product demand and market acceptance of the Company’s products and pricing; the risk that a recall of our products could result in significant costs or negative publicity; the risk that the Company is not successful in transitioning to a direct-selling model in new territories and other risks and uncertainties included under the heading "Risk Factors" in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the SEC, which are all available on the Company's investor relations website at http://www.lemaitre.com and on the SEC's website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are furnished or filed as part of this Report, as applicable:

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by LeMaitre Vascular, Inc. on February 25, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by LeMaitre Vascular, Inc. on February 25, 2021.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeMaitre Vascular, Inc.

Date: February 25, 2021	By:	Joseph P. Pellegrino, Jr. /s/ JOSEPH P. PELLEGRINO, JR.
Joseph P. Pellegrino, Jr. Chief Financial Officer